                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  March 23, 1995




                        ENERGY SERVICE COMPANY, INC.
           (Exact name of registrant as specified in its charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)

         1-8097                                     76-0232579
 (Commission File Number)                 (IRS Employer Identification No.)





    2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas     75202-2792
           (Address of principal executive office)           (Zip Code)

    Registrant's telephone number, including area code:  (214) 922-1500







Item 7.   EXHIBITS

Exhibit

  99.1         Press release dated March 23, 1995





                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENERGY SERVICE COMPANY, INC.


                                    By: /s/  H. E. Malone
                                        ----------------------------
                                        H. E. Malone, Controller
                                        and Chief Accounting Officer



Date:   March 28, 1995